Other Current Assets (Details) - USD ($)		Dec. 31, 2019	Dec. 31, 2018
Other Current Assets [Abstract]
Deferred offering costs	[1]	$ 461,710
Prepaid advertising expense		426,901	738,331
Deferred contract costs	[2]	189,572	45,661
Office rental deposit		71,752	32,114
Interest receivable		72,671
Prepaid rental fees		15,598	32,514
Prepaid consulting service fees		3,160	29,380
Others		16,676	45,318
Total		$ 1,258,040	$ 923,318

[1]	As of December 31, 2019, the balance of deferred offering costs represented the expenses directly related to the initial public offerings, which deducted against additional paid-in capital upon initial public offering in February 2020.
[2]	As of December 31, 2019 and 2018, the balances of deferred contract costs represented the travel and media expenses which were directly related to certain contracts with customers. The costs and expenses were incurred so as the Company would fulfil its performance obligation committed to its customers and were expected to be recovered.